   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1998

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  December 22, 1998


                           INTERACTIVE NETWORK, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



                  0-19579                            94-3025019
          (Commission File Number)      (I.R.S. Employer Identification No.)


      1161 OLD COUNTY ROAD, BELMONT, CA                 94002
  (Address of Principal Executive Offices)            (Zip Code)



                                 (650) 508-8793
              (Registrant's Telephone Number, Including Area Code)



                                With a copy to:
                            Marshall L. Small, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105


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

ITEM 5.  OTHER EVENTS.

   On December 22, 1998, the Registrant filed a Plan of Reorganization and related Settlement Agreement (which is attached as an exhibit thereto) with the United States Bankruptcy Court for the Northern District of California, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

   On December 22, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.

   On December 23, 1998, the Registrant sent a letter to its shareholders, a copy of which is attached hereto as Exhibit 1.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

1.1 Plan of Reorganization and Settlement Agreement filed with the United States Bankruptcy Court for the Northern District of California on December 22, 1998.

1.2  Press Release issued by the Registrant dated December 22, 1998.

1.3 Letter of Shareholders first mailed to shareholders of the Registrant on December 23, 1998.

                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date: December 23, 1998

                                    INTERACTIVE NETWORK, INC.


                                    By:  /s/ Bruce Bauer
                                         ---------------
                                         Bruce Bauer
                                         President and Chief Executive Officer




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